SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2007


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                           May 2, 2007


ITEM  2.02.  DISCLOSURE  OF RESULTS OF OPERATIONS  AND  FINANCIAL
CONDITION

       On May 1, 2007, Florida Rock Industries, Inc. (the "Company") held an analyst conference call regarding its financial results for the second quarter of fiscal 2007. A copy of the transcript of the analyst conference call is furnished as
Exhibit 99.1.

     The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01.  REGULATION FD DISCLOSURE

      On May 1, 2007, the Company held an analyst conference call regarding its financial results for the second quarter of fiscal
2007. A copy of the transcript of the analyst conference call is furnished as Exhibit 99.1.

     The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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ITEM 8.01.  OTHER EVENTS

      On May 1, 2007, the Company held an analyst conference call regarding its financial results for the second quarter of fiscal
2007. A copy of the transcript of the analyst conference call is furnished as Exhibit 99.1.

     The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

     99.1  Transcript  from the May 1, 2007  Analyst  Conference
Call.


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: May 2, 2007                   By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive Vice President and
                                   Chief Financial Officer





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